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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
Adolph Coors Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of a Joint Press Release of Adolph Coors Company and Molson Inc. dated November 12, 2004.

Molson and Coors File Revised Preliminary Proxy/Management Information Circular

Companies set record date

        MONTREAL, Canada, and GOLDEN, Colorado, November 12, 2004—Molson Inc. (TSX: MOL.A) and Adolph Coors Company (NYSE: RKY) today announced that Coors has filed a revised preliminary proxy statement/management information circular with the U.S. Securities and Exchange Commission (SEC) in connection with the companies' proposed merger of equals. This second filing is in response to comments received from the SEC pertaining to the initial filing made on September 17, 2004. The amended filing can be viewed at the following websites: www.sec.gov, www.molsoncoors.com and at www.sedar.com. Molson will file the definitive document with Canadian securities regulators, once the SEC has cleared the Coors filing.

        The filing today is meant to be consistent with the timeline both companies previously put forward, which projects shareholder votes and a transaction closing before the end of 2004 or early in 2005.

Notice of Record Date

        Molson Inc. and Adolph Coors Company have set the close of business on November 22, 2004 as the record date for determining Molson and Coors shareholders entitled to receive a notice of, and to vote at, the respective special meetings of shareholders to approve the proposed merger. The date of the special meetings has not yet been set.

About Molson Inc.

        Molson is Canada's largest brewer and one of the world's leading brewers of quality beer with operations in Canada, Brazil and the United States. A global brewer with CAN$3.5 billion in gross annual sales, Molson traces its roots back to 1786, making it North America's oldest beer company. Committed to brewing excellence, Molson produces an award-winning portfolio of beers including Molson Canadian, Molson Export, Molson Dry, Rickard's, A Marca Bavaria, Kaiser and Bavaria. For more information on Molson Inc., please visit the company's website at www.molson.com.

About Adolph Coors Company

        Founded in 1873, Adolph Coors Company is the world's eighth-largest brewer, with $5.4 billion in annual gross sales. Its principal subsidiary is Coors Brewing Company, the third-largest brewer in the U.S., with a beverage portfolio that includes Coors Light, Coors, Aspen Edge, Killian's, Zima XXX and the Keystone family of brands. The company's operating unit in the United Kingdom, Coors Brewers Limited, is the U.K.'s second-largest brewer, with brands that include Carling—the best-selling beer in the U.K.—Grolsch, Worthington's, Reef and the recently launched Coors Fine Light Beer. For more information on Adolph Coors Company, please visit the company's website at www.coors.com.

Contacts
For Molson Inc.: Investors Danielle Dagenais 514-599-5392	For Coors: Investors Dave Dunnewald 303-279-6565
Kevin Caulfield 303-277-6894
Media Sylvia Morin 514-590-6345	Media Laura Sankey 303-277-5035

        This press release includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements are commonly identified by such terms and phrases as "would", "may", "will", "expects" or "expected to" and other terms with similar meaning indicating possible future events or actions or potential impact on the businesses or shareholders of Adolph Coors Company and Molson Inc. (separately and together the "Companies"). Such statements include, but are not limited to, statements about the anticipated benefits, savings and synergies of the merger between Adolph Coors Company and Molson Inc., including future financial and operating results, Coors' and Molson's plans, objectives, expectations and intentions, the markets for Coors' and Molson's products, the future development of Coors' and Molson's business, and the contingencies and uncertainties to which Coors and Molson may be subject and other statements that are not historical facts. The press release also includes information that has not been reviewed by the Companies' independent auditors. There is no assurance the transaction contemplated in this release will be completed at all, or completed upon the same terms and conditions described. All forward-looking statements in this press release are expressly qualified by information contained in each company's filings with regulatory authorities. The Companies do not undertake to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

        The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain required approvals of the merger on the proposed terms and schedule; the failure of Coors and Molson stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that could cause Coors' and Molson's results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed by Coors with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Neither Coors nor Molson undertakes and each specifically disclaims, any obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

        Coors has filed preliminary joint proxy statement/management information circular regarding the proposed transaction with the Securities and Exchange Commission. Stockholders are urged to read the definitive joint proxy statement/management information circular when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement/management information circular, as well as other filings containing information about Coors, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the definitive joint proxy statement/management information circular and the filings with the Securities and Exchange Commission that will be incorporated by reference in the definitive joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Adolph Coors Company, 311 10th Street, Golden, Colorado 80401, Attention: Investor Relations, (303) 279-6565. The respective directors and executive officers of Coors and Molson and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Coors's and Molson's directors and executive officers, and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/management information circular filed with the Securities and Exchange Commission.

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Molson and Coors File Revised Preliminary Proxy/Management Information Circular